UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2024

Baker Hughes Company

(Exact name of registrant as specified in charter)

Delaware	1-38143	81-4403168
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

575 N. Dairy Ashford Road, Suite 100
Houston, Texas	77079-1121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 439-8600

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	BKR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

(d) On May 22, 2024, the Board of Directors (the “Board”) of Baker Hughes Company (the “Company”) elected Shirley Edwards to serve as a director of the Company with a term beginning on May 22, 2024. At that time, the size of the Board will be expanded from nine to ten members.

Shirley Edwards, age 63, had a 20-year career at EY (formerly Ernst & Young LLP), most recently serving as Global Client Service Partner from 2017 to 2022. Ms. Edwards is currently a board member for Solventum Corp. (NYSE: SOLV), where she has served since 2024 and for Appian Corp. (NASDAQ: APPN), where she has served since 2022. Ms. Edwards has also served as a board member for Girls Scouts of the Nation’s Capital from 2003 to 2008 and 2014 to 2017, as a board member for Leadership Greater Washington from 2001 to 2008 and on the Pamplin College of Business Advisory Council for Virginia Tech from 2007 to 2022. Ms. Edwards holds a B.S. in Accounting from Virginia Tech and is a licensed CPA.

The Board has determined that Ms. Edwards is independent under the corporate governance requirements of Nasdaq, the Company’s Corporate Governance Principles, Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Rule 10C-1 of the Exchange Act. The Board has also determined that Ms. Edwards qualifies as an “audit committee financial expert” under Item 407(d)(5) of Regulation S-K and qualifies as a “Non-Employee Director” under Rule 16b-3 of the Exchange Act. Ms. Edwards will serve on the Audit and Human Capital and Compensation Committees of the Board.

Ms. Edwards’ compensation will be consistent with that of other non-employee directors as previously disclosed in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 2, 2024.

There are no arrangements or understandings between Ms. Edwards and any other person pursuant to which Ms. Edwards was selected as a director and there are no related party transactions between the Company and Ms. Edwards that would require disclosure under Item 404(a) of Regulation S-K. In connection with her appointment, Ms. Edwards will enter into a standard indemnification agreement with the Company in the form previously approved by the Board.

Item 8.01. Other Events

On May 22, 2024, the Board of Directors elected Lorenzo Simonelli as Chairman of the Board and W. Geoffrey Beattie as Lead Director.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

104*	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Baker Hughes Company

Dated: May 24, 2024	By:	/s/ Fernando Contreras
Vice President, Legal Governance & Corporate Secretary